1
BIM\REPORT.SEC



March 26, 1997


Securities and Exchange Commission
Office of Filings, Information and
Consumer Services
450 Fifth Street, N.W.
Washington, D.C.  20549-1004


Attn:          Filing Desk
               Mail Stop S1-4


Re:           Breccia International Minerals Inc.
          (Formerly American Energy & Technology Inc.)
                      SEC File No. 0-8155
                    Submission of  Form 8-K


In   accordance  with  current  requirements  of  the  Securities
Exchange Act, enclosed is a copy of Form 8-K.


Yours very truly,



Don P. Caron
Don P. Caron
President

DPC/tjw

Enclosure



               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            Form 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                         March 26, 1997
                        (Date of Report)


               BRECCIA INTERNATIONAL MINERALS INC.
          (Formerly AMERICAN ENERGY & TECHNOLOGY, INC.)
      (Exact name of registrant as specified in it charter)


                            Delaware
         (State or other jurisdiction of incorporation)


0-8155                                                 73-0977756
(Commission File Number)          (I.R.S. Employer Identification
                                                             No.)

1500 Midland Walwyn Tower
Edmonton Centre                                           T5J 2Z2
Edmonton, Alberta Canada                            (Postal Code)



                          403-496-9171
       Registrant's telephone number, including area code
ITEM 1.   CHANGE IN CONTROL OF REGISTRANT

          Not applicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Pursuant to an agreement dated January 15, 1997 (the "Agreement") between the Registrant and Barrington Global Fund Inc. ("Barrington") the Registrant agreed to pay Barrington $185,000 for access and information to mineral properties located in the Maricunga Gold Belt, Chile. The consideration was paid as to $125,000 in cash and $60,000 of post consolidated shares of the Registrant at $0.01 per share. The closing of the Agreement was completed on March 15, 1997. Barrington Global Fund Inc. is a majority shareholder of the Registrant, and as of the Agreement dated owned 60.8%of the issued and outstanding shares.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None

ITEM 5.   OTHER EVENTS

          On February 14, 1997, the Registrant held an Annual and
          Special Meeting of Stockholders and the following special resolutions were approved:

          1. to consolidate the number of outstanding $0.01 Par Value common stock on the basis of one (1) new common share for each twenty (20) shares of common stock outstanding.
          2.    to  change the name of the Registrant to  Breccia
            International Minerals Inc.

          Pursuant to a share subscription agreement, dated February 17, 1997 the Registrant issued 1,100,000 New Common Shares for $0.01 per share to Western America Mineral Resource Fund Inc., a company related to the Director of the Registrant.

          Pursuant   to  the  January  15,  1997  Agreement   the
          Registrant  issued  6,000,000  New  Common  Shares   to
          Barrington Global Fund Inc., a majority shareholder of the Registrant.

          The shareholders owing more than 10% of the post-consolidated 8,127,074 issued and outstanding shares of the Registrants is as follows:

               Barrington Global Fund Inc.   81.51%
               Western America Mineral Resource Fund Inc. 13.53%


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          None

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits required by the provisions of Item 601 of Regulation S-K:

          Attached is a copy of the registrants name change.

ITEM 8.   CHANGE IN FISCAL YEAR

          None


          Pursuant to the requirements of the Securities Exchange
          Act  of  1934,   the  registrant has duly  caused  this
          report to be signed on its behalf by the undersigned, thereunto duly authorized.




DATE: MARCH  26,  1997          BRECCIA  INTERNATIONAL MINERALS INC.
                        (Formerly AMERICAN ENERGY & TECHNOLOGY, INC.)


                              PER:  Donald P. Caron
                                    DONALD  P.  CARON,  PRESIDENT


                             EXHIBIT ONE

                          State of Delaware
                   Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELEWARE, DO
HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATION OF "AMERICAN ENERGY & TECHNOLOGY INC." CHANGING ITS NAME
FROM "AMERICAN ENERGY & TECHNOLOGY INC." TO "BRECCIA INTERNATIONAL MINERALS INC." FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF FEBRUARY, A.D.
1997, AT 5:30 O'CLOCK P.M.

A CERTIFIED COPY OF THIS CERTIFIACTION HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



EDWARD J. FREEL SECRETARY OF STATE

0811810  8100      AUTHENTICATION:8345121
971059002          DATE: 02-25-97